SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LPT Variable Insurance Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________



                     LPT VARIABLE INSURANCE SERIES TRUST

              ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
              SALOMON U.S. QUALITY BOND PORTFOLIO
              SALOMON MONEY MARKET PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 3,1997


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the Robertson Stephens Diversified Growth Portfolio, the Salomon U.S. Quality Bond Portfolio and the Salomon Money Market Portfolio of the LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California, on October 3, 1997, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve or disapprove a proposed new Sub-Advisory Agreement among Robertson, Stephens & Company Investment Management, L.P., LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust for the Robertson Stephens Diversified Growth Portfolio.

2. To approve or disapprove a proposed new Sub-Advisory Agreement among Berkeley Capital Management, LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust for the Salomon U.S. Quality Bond
Portfolio.

3. To approve or disapprove a proposed new Sub-Advisory Agreement among Berkeley Capital Management, LPIMC Insurance Marketing Services and
LPT Variable Insurance Series Trust for the Salomon Money Market Portfolio.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on August 25, 1997, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1996 and the Trust's Semi-Annual Report to Shareholders, which includes unaudited financial statements of the Trust as of June 30, 1997, may be obtained without charge by calling (800) 852-3152 or writing to the Annuity Service Center at P.O. Box 29564, Raleigh, North Carolina 27626.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR  THE  APPROVAL  OF THE NEW SUB-ADVISORY AGREEMENT AMONG ROBERTSON, STEPHENS
 & COMPANY INVESTMENT MANAGEMENT, L.P., LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST FOR THE ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO;

FOR  THE  APPROVAL  OF THE NEW SUB-ADVISORY AGREEMENT AMONG
BERKELEY CAPITAL MANAGEMENT, LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST FOR THE SALOMON U.S. QUALITY BOND
PORTFOLIO;

FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AMONG
BERKELEY CAPITAL MANAGEMENT, LPIMC INSURANCE MARKETING SERVICES AND
LPT VARIABLE INSURANCE SERIES TRUST FOR THE SALOMON MONEY MARKET PORTFOLIO.


                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.


                                          By  Order  of the Board of Trustees,

September ___,  1997
Sacramento,  California                   GEORGE NICHOLSON
                                          Vice President, Treasurer, Principal
                                          Financial  Officer  and  Principal
                                          Accounting  Officer

                      LPT VARIABLE INSURANCE SERIES TRUST

              ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
              SALOMON U.S. QUALITY BOND PORTFOLIO
              SALOMON MONEY MARKET PORTFOLIO


                               PROXY  STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 3, 1997
                                  ___________

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), of which the Robertson Stephens Diversified Growth Portfolio (the "Growth Portfolio"), the Salomon U.S.
Quality Bond Portfolio (the "Bond Portfolio") and the Salomon Money Market Portfolio (the "Money Market Portfolio") (each a "Portfolio" and collectively the "Portfolios"), are separate series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Portfolios to be held jointly at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California on October 3, 1997, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to Shareholders on or about September ___, 1997.

The Trustees have fixed the close of business on August 25, 1997 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

As of the Record Date, there were __________ Shares of the Growth Portfolio,
 ____________ Shares of the Bond Portfolio and ___________ Shares of the Money Market Portfolio outstanding. See page ___ for information concerning the substantial Shareholders of the Shares of the Trust.

VOTING

The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to each of the Proposals, a vote of the "majority of the outstanding voting securities" of a series, which shall mean the lesser of (i) 67% or more of the Shares of the series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the series, is necessary to approve each of the Proposals.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by London Pacific Life & Annuity Company ("London Pacific"). All shares of each Portfolio of the Trust are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Portfolio of the Trust will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.

London Pacific has fixed the close of business on September 30, 1997, as the last day on which voting instructions will be accepted.

This  Proxy  is  solicited  by  the  Trustees.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AMONG ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST FOR THE GROWTH PORTFOLIO;

FOR  THE  APPROVAL  OF THE NEW SUB-ADVISORY AGREEMENT AMONG
BERKELEY CAPITAL MANAGEMENT, LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST FOR THE BOND PORTFOLIO;

FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN
BERKELEY CAPITAL MANAGEMENT, LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST FOR THE MONEY MARKET PORTFOLIO.


The Trust knows of no business other than that described in Proposals 1, 2, and 3 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

This Proxy Statement and the accompanying form of proxy will first be mailed to Shareholders on or about September ___, 1997.

                              PROXY SUMMARY TABLE

                                                             GROWTH      BOND       MONEY MARKET
PROPOSALS                                                   PORTFOLIO   PORTFOLIO   PORTFOLIO
-----------------------------------------------------------  ---------  ----------- -----------

1.    To approve or disapprove a proposed new Sub-Advisory       X
      Agreement among  Robertson, Stephens & Company
      Investment Management, L.P., LPIMC Insurance
      Marketing Services and the Trust for the Growth
      Portfolio.

2.    To approve or disapprove a proposed new Sub-Advisory                     X
      Agreement among  Berkeley Capital Management, LPIMC
      Insurance Marketing Services and the Trust for the Bond
      Portfolio.

3.    To approve or disapprove a proposed new Sub-Advisory
      Agreement among  Berkeley Capital Management, LPIMC                               X
      Insurance Marketing Services and the Trust for the Money
      Market Portfolio.

4.    To transact such other business as may properly come   X                 X        X
      before the meeting or any adjournment thereof.



                                 PROPOSAL 1

APPROVAL OF A PROPOSED NEW SUB-ADVISORY AGREEMENT AMONG ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. ("RSIM"), LPIMC INSURANCE MARKETING SERVICES (THE "ADVISER") AND THE TRUST
FOR THE ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO (THE "GROWTH
PORTFOLIO").

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson Stephens & Company, Inc., RSIM's general partner, pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur on or after September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM and Robertson Stephens Investment Management, Inc. (In this Proxy Statement this series of transactions is referred to as the "Merger".)

The Trustees are recommending that shareholders of the Growth Portfolio approve a new Sub-Advisory Agreement among RSIM, the Adviser and the Trust ("RSIM Sub-Advisory Agreement"). The proposed Form of RSIM Sub-Advisory Agreement is attached hereto as Annex A. The proposed RSIM Sub-Advisory Agreement will replace the current agreement among RSIM, the Adviser and the Trust. Shareholder approval is being sought because the Merger will result in an "assignment" (as defined by the 1940 Act) of the existing sub-advisory agreement, resulting in its automatic termination.

INFORMATION REGARDING THE AGREEMENT AND PLAN OF MERGER (THE "MERGER AGREEMENT")

Under the Merger Agreement, each of Robertson, Stephens & Company Group, L.L.C. and Robertson Stephens & Company, Inc., RSIM's general partner, will be merged into a wholly owned subsidiary of BankAmerica, and will cease to exist as a separate entity. (The surviving entity in the Merger is referred to in this Proxy Statement as "New RS&Co.")

BankAmerica will pay a total amount of consideration of up to $540 million. Of that amount, $245 million will be paid to the members of Robertson, Stephens & Company Group, L.L.C. ("RS Group") and the stockholders of Robertson, Stephens & Company, Inc. ("RS Inc.") upon consummation of the Merger and $225 million will be paid to them in additional installments during each of the next three years if they remain employed by New RS&Co. The remaining $70 million will be paid into a "retention pool" for the benefit of certain key Robertson Stephens employees, who will receive payments out of the pool in installments during the four-year period following the Merger if they remain employed by New RS&Co.

RSIM has informed the Trust that the consideration for the Merger is being paid in installments principally in order to provide an incentive to Robertson Stephens employees, including key investment professionals at RSIM, to continue their association with New RS&Co. Any person whose employment with New RS&Co. is terminated before he or she receives all of the consideration under the Merger Agreement or payments from the retention pool to which he or she is entitled (unless that person's employment is terminated by New RS&Co. without cause or unless that person leaves for "good reason", as defined in his or her employment contract) will forfeit any such amount not yet paid at the time of the termination.

The Merger Agreement does not contemplate any changes in the management or operations of RSIM, including any changes in the personnel managing the Growth Portfolio or other services or business activities relating to the Growth Portfolio. RSIM does not anticipate that the Merger will cause any reduction in the quality or services now provided to the Growth Portfolio or have any adverse effect on RSIM's ability to fulfill its obligations to the Growth Portfolio.

INFORMATION REGARDING BANKAMERICA

BankAmerica is a bank holding company that was incorporated on October 7, 1969 under the laws of the State of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments, and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public-and private-sector institutions that are part of the global economy. At December 31, 1996, BankAmerica, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.

Bank of America National Trust and Savings Association (the "Bank") is the largest subsidiary of BankAmerica. The Bank, which was organized in 1904, provides commercial banking and trust business through an extensive system of branches across the western United States. The Bank's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices, and representative offices in 37 other countries and territories. The Bank and its affiliates act as investment advisers to assets of over $50 billion, including over $14 billion in mutual funds.

INFORMATION REGARDING RSIM

RSIM, a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of RSIM is RS Inc. ("GP").
RSIM and its affiliates have in excess of $4.5 billion under management in public and private investment funds. Robertson, Stephens & Company LLC, RS Inc., Sanford R. Robertson and Paul H. Stephens may be deemed to be control persons of RSIM. The address of RSIM is 555 California Street, San Francisco, CA 94104.

The following table sets forth certain information concerning executive officers of RSIM who are each located at 555
California  Street,  San Francisco, CA:

EXECUTIVE OFFICERS        Principal Occupation:
-------------------       --------------------------------------------

Sanford Robertson         Chairman and Co-Founder, Robertson, Stephens
                          & Company; Shareholder of GP

Paul Stephens             Chief Investment Officer and Co-Founder,
                          Robertson, Stephens & Company; Portfolio Manager,
                          Robertson Stephens Investment Trust; Shareholder
                          of GP

Michael McCaffery         President and Chief Executive Officer, Robertson,
                          Stephens & Company; Shareholder of GP

Kenneth Fitzsimmons, Jr.  Director, Syndicate/Capital Markets, Robertson,
                          Stephens & Company; Shareholder of GP

George Hecht              Chief Operating Officer, Robertson, Stephens &
                          Company; President, Robertson Stephens Investment
                          Trust; Shareholder of GP


THE CURRENT SUB-ADVISORY AGREEMENT

The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement between the Adviser and the Trust dated January 9, 1996, as amended. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, California. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

Pursuant to the terms of the current sub-advisory agreement among RSIM, the Adviser and the Trust dated as of May 1, 1997, RSIM is responsible for the day to day investment management of the Growth Portfolio. The current sub-advisory agreement provides that RSIM makes investment decisions for the Growth Portfolio and places orders on behalf of the Growth Portfolio to effect investment decisions in accordance with the Growth Portfolio's investment objectives and related policies, subject to the oversight and supervision of the Adviser and of the Trust's Board of Trustees.
The current sub-advisory agreement was approved by a majority of the Trustees, including a majority of the disinterested trustees, voting in person at a meeting called for that purpose on March 24, 1997, for an initial period of two years. The existing sub-advisory agreement was approved by the shareholders of the Growth Portfolio at a meeting held on April 30, 1997.

The net assets of the Growth Portfolio as of July 31, 1997 were $2,087,510.

Under the terms of the current sub-advisory agreement, the Adviser pays RSIM a fee based upon the following annual rates:

SUB-ADVISORY FEE
------------------------------------------
 .70% of first $10 million of average daily
 net assets
 .65% of next $25 million of average daily
net assets
 .60% of next $165 million of average daily
net assets
 .55% of average daily net assets over and
above $200 million


The aggregate amount of compensation paid by the Adviser to RSIM for the period May 1, 1997 through August 29, 1997 was $________.

London Pacific has voluntarily agreed to reimburse the Growth Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.39% as to average net assets through December 31, 1997. London Pacific has reserved the right to withdraw or modify its policy of expense reimbursement for the Growth Portfolio.

The aggregate amount of brokerage commissions paid to RSIM's affiliated broker, Robertson, Stephens & Company LLC, in accordance with certain procedures adopted by the Trustees, for the period May 1, 1997 through July 31, 1997 was $960 which represents 44% of the total commissions paid by the Growth Portfolio for such period.

The following is a summary of rates charged by RSIM for its services as adviser to The Robertson Stephens Diversified Growth Fund, a mutual fund with objectives similar to those of the Growth Portfolio of the Trust [and other mutual funds similar to the Growth Portfolio which are advised by RSIM]:

NAME OF COMPARABLE FUND             APPROXIMATE NET    ANNUAL FEE RATE
                                    ASSETS
-------------------------           -----------------  ----------------
                                    (as of 7/31/97)

The Robertson Stephens Diversified    $51,976,664          1.00%
Growth Fund





PROPOSED NEW RSIM SUB-ADVISORY AGREEMENT

The proposed new RSIM Sub-Advisory Agreement is substantially similar to the current sub-advisory agreement. The form of the proposed new
RSIM Sub-Advisory Agreement, attached as Annex A to this Proxy Statement, is marked to indicate changes from the current sub-advisory agreement.
The changes from the current sub-advisory agreement which are marked on Annex A include the following: a more detailed description of services rendered by RSIM under Section 1 (a); a more detailed list of information to be provided by the Adviser to RSIM under Section 2 (e); the addition of a section concerning RSIM's liability for losses to the Trust as a result of RSIM's willful misfeasance, bad faith or gross negligence in the performance of its obligations under the agreement; and the addition of a section regarding services to other clients of RSIM.

THE SUB-ADVISORY FEE WILL REMAIN UNCHANGED UNDER THE PROPOSED RSIM SUB-ADVISORY AGREEMENT.


It is intended that the proposed RSIM Sub-Advisory Agreement will take effect on the later of the consummation of the merger and the receipt of shareholder approval and will continue in effect until the second anniversary thereof and thereafter for successive annual periods, as long as such continuance is approved in accordance with the 1940 Act.

BOARD  OF  TRUSTEES'  EVALUATION

The Board, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act ) of the Trust, RSIM or the Adviser, approved the proposed new RSIM Sub-Advisory Agreement at a meeting held on August 22, 1997.

In evaluating the proposed RSIM Sub-Advisory Agreement, the Trustees considered the fact that the current sub-advisory agreement and the proposed RSIM Sub-Advisory Agreement are substantially similar. The fees to be paid to RSIM under the proposed RSIM Sub-Advisory Agreement are identical to the fees paid to RSIM pursuant to the current sub-advisory agreement.

The Board considered the performance of the Growth Portfolio to date and the skills and capabilities of the personnel of RSIM. The Board also considered the fact that all of the members of senior management of RSIM had entered into three-year employment agreements with New RS&Co., and that each would forfeit a part of the consideration paid in connection with the Merger if he or she were to terminate his or her position with the company before the expiration of the employment period. The
Board considered a written statement from BankAmerica as to its intentions: to maintain the same high quality of service the Growth Portfolio has enjoyed under the current sub-advisory agreement; to cause the Growth Portfolio to be managed in accordance with the Robertson Stephens investment approach and philosophy (except as management in consultation with the Board of Trustees may otherwise determine to be in the best interest of shareholders of the Growth Portfolio); to retain the top investment management talent presently engaged in the management of the Growth Portfolio , as evidenced by their employment arrangements with New RS&Co.; and generally to provide appropriate support to the servicing of the Growth Portfolio.

The Trustees also considered generally the financial resources of BankAmerica, and the reputation, expertise and resources of BankAmerica and its affiliates, including those engaged in investment management businesses, in domestic and international financial markets.

The  Board  of  Trustees  was  advised  that  Section  15(f)  of the 1940
Act is applicable to the Merger. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Management of the Trust is aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Trust.

The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the sub-adviser
(RSIM) or predecessor sub-adviser. The composition of the Board of Trustees is presently in compliance with the 75% requirement, since no member of the Board of Trustees is an "interested person" in connection with RSIM, and will continue to be so if the Merger is consummated.

Based on its review, the Trustees determined that the approval of the proposed new RSIM Sub-Advisory Agreement on behalf of the Growth Portfolio will enable the Growth Portfolio to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Growth Portfolio and its Shareholders.


REQUIRED  VOTE

Passage of Proposal 1 requires a vote of the "majority of the outstanding voting securities" of the Growth Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

                     ____________________________________
                           THE TRUSTEES RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                                  PROPOSAL 1.
                      ___________________________________



                                 PROPOSALS 2 AND 3

APPROVAL OF A PROPOSED NEW SUB-ADVISORY AGREEMENT AMONG BERKELEY CAPITAL MANAGEMENT ("BERKELEY"), LPIMC INSURANCE MARKETING SERVICES (the "ADVISER") AND LPT VARIABLE INSURANCE SERIES TRUST (the "TRUST")FOR THE SALOMON
U.S. QUALITY BOND PORTFOLIO (the "BOND PORTFOLIO") AND THE SALOMON MONEY MARKET PORTFOLIO (the "MONEY MARKET PORTFOLIO").

A copy of the form of proposed Sub-Advisory Agreement among Berkeley, the Adviser and the Trust is attached to this Proxy Statement as Annex B.

BACKGROUND

Pursuant to a Sub-Advisory Agreement dated July 14, 1995 among Salomon Brothers Asset Management Inc, the Adviser and the Trust, SBAM currently provides day to day investment advisory services to the Bond Portfolio and the Money Market Portfolio. SBAM submitted notice of its termination of such agreement effective November 1, 1997 to the Adviser pursuant to the provisions of the agreement. Therefore, the Trustees have determined that it is in the best interest of the Bond Portfolio and the Money Market Portfolio to recommend to shareholders a new sub-advisory agreement between Berkeley, the Adviser and the Trust (the "Berkeley Sub-Advisory Agreement").

There are no material differences between the existing agreement for the Bond and Money Market Portfolios between Salomon Brothers Asset Management Inc, the Adviser and the Trust dated July 14, 1995 and the proposed Berkeley Sub-Advisory Agreement. The proposed Berkeley Sub-Advisory Agreement differs from the current Salomon Brothers sub-advisory agreement in that it contains more detailed descriptions of services to be rendered by the Sub-Adviser and cof alculation of compensation.
The governing law for the existing agreement is the laws of the State of New York and the proposed Berkeley Sub-Advisory Agreement is governed by the laws of the Commonwealth of Massachusetts.

INFORMATION REGARDING BERKELEY

Berkeley is a registered investment adviser whose principal office is located at 650 California Street, 28th Floor, San Francisco, California 94108. Berkeley is an affiliate of the Adviser and London Pacific. The Sub-Adviser has been engaged in the investment management business since 1972, and currently manages approximately $1.5 billion in assets for both institutional and retail clients. Its investment management activities include investment in equities (ranging from small capitalization to large capitalization companies), a full range of fixed income securities, and asset allocation strategies. Berkeley is a wholly-owned subsidiary of the London Pacific Group Limited, a corporation listed on the London Stock Exchange and the NASDAQ market system with a market valuation of approximately $____ million. The London Pacific Group, which manages or administers funds valued at approximately $6.6 billion (including the assets managed by Berkeley) as of June 30, 1997, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh, San Francisco and San Diego.

PROPOSED NEW BERKELEY SUB-ADVISORY AGREEMENT

Pursuant to the terms of the proposed new Berkeley Sub-Advisory Agreement, Berkeley will be engaged as the Sub-Adviser for the Bond and Money Market
Portfolios to make investment decisions  and  place  orders.   In accordance
with the investment objectives and policies of the Bond and Money Market Portfolios and under the supervision of the Adviser and the Trust's Board of Trustees, Berkeley will be responsible for the day to day investment management of the Portfolios and will make investment decisions for the Portfolios and place orders on behalf of the Portfolios to effect the investment decisions made as provided in a Sub-Advisory Agreement among Berkeley, the Adviser and the Trust.

Under the terms of the new Sub-Advisory Agreement, the Adviser shall pay to Berkeley, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Bond and Money Market Portfolios, monthly fees at the following annual rates based on the average daily net assets of each Portfolio.





  SUB-ADVISORY FEE - BOND PORTFOLIO
------------------------------------

 .30% of first $50 million of average daily net assets


 .275% of next $100 million of average daily net assets


 .25% of next $150 million of average daily net assets


 .20% of next $200 million of average daily net assets


 .175% of average daily net assets over and above $500 million




SUB-ADVISORY FEE - MONEY MARKET PORTFOLIO
------------------------------------------

 .20% of first $50 million of average daily net assets


 .175% of next $100 million of average daily net assets


 .15% of next $150 million of average daily net assets


 .10% of next $200 million of average daily net assets


 .075% of average daily net assets over and above $500 million






THE FEES WILL REMAIN UNCHANGED FROM THE FEES PAID TO THE CURRENT SUB-ADVISER FOR THE BOND AND MONEY MARKET PORTFOLIOS.

If  these  proposals  are  approved  by the  Shareholders,  the name of the Bond
Portfolio will be changed to Berkeley U.S. Quality Bond Portfolio and the name of the Money Market Portfolio will be changed to Berkeley Money Market Portfolio.

BOARD  OF  TRUSTEES'  EVALUATION

The Board, including a majority of the non-interested Trustees, has determined that the approval of the Berkeley Sub-Advisory Agreement on behalf of the Trust will enable the Trust to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

The Board, at its August 22, 1997 meeting, reviewed the terms of the Berkeley Sub-Advisory Agreement. In evaluating the Berkeley Sub-Advisory Agreement, the Board took into account the following factors: (i) the qualifications of Berkeley to provide sub-advisory services, including the credentials and investment experience of Berkeley's officers and employees; (ii) the range of services provided by Berkeley and (iii) the appropriateness of the sub-advisory fee schedules. The Trustees were also presented with materials containing detailed fee schedules of other comparable accounts for other investment advisers, including other investment companies and other mutual funds underlying insurance products.

Based upon its review, the Board concluded that the Berkeley Sub-Advisory Agreement is in the best interest of the Trust and the Trust's Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including a majority of the non-interested Trustees, approved the Berkeley Sub-Advisory Agreement and voted to recommend approval to the Shareholders of each of the Bond and Money Market Portfolios.

REQUIRED    VOTE

Passage  of each of Proposals  2 and 3 requires  a vote of the "majority of the outstanding voting securities" of each Portfolio, which shall mean the  lesser  of  (i) 67%  or  more  of  the  Shares  of each Portfolio entitled to  vote thereon present  in  person  or by proxy at the Meeting if holders of  more than  50%  of the  outstanding  Shares of each Portfolio are present
in person  or    represented by  proxy, or (ii) more than 50% of the
outstanding  Shares  of each Portfolio.

                     ____________________________________
                           THE TRUSTEES RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                             PROPOSALS 2 AND 3
                      ___________________________________


                          PROXY SOLICITATION EXPENSES

The costs of the Meeting will be paid by London Pacific and RSIM, including the costs associated with the solicitation of voting instructions from London Pacific's Variable Contract owners.

                           SUBSTANTIAL SHAREHOLDERS

As of the Record Date, London Pacific and LPLA Separate Account One, a separate account of London Pacific, were known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares. As of the Record Date, one officer and Trustee of the Trust owned a Variable Contract representing less than 5% of the shares in the Portfolios.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1996 and the Trust's Semi-Annual Report to Shareholders, which includes unaudited financial statements of the Trust as of June 30, 1997, may be obtained without charge by calling (800) 852-3152 or writing to the Annuity Service Center at P.O. Box 29564, Raleigh, North Carolina 27626.

                                OTHER BUSINESS

The Trustees know of no other business other than that described in Proposals 1, 2, and 3 of the Notice which will be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

You are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.

                                        By  Order  of  the  Board of Trustees,

                                        George  C.  Nicholson
                                        Vice  President,  Treasurer, Principal
                                        Financial  Officer  and  Principal
Dated: September ___,  1997             Accounting Officer









                                     ANNEX A

                       LPT VARIABLE INSURANCE SERIES TRUST

                    FORM OF PROPOSED SUB-ADVISORY AGREEMENT

     AGREEMENT dated as of ______________, 1997, among Robertson, Stephens & Company Investment Management, L.P. [("RSIM")], a [California limited] partnership (the "Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated January 9, 1996, as amended, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

     WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain sub-investment advisory services for the investment portfolio(s) of the Trust listed on EXHIBIT A hereto (the "Portfolio") of the Trust as more fully described below; and

     WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. SERVICES OF SUB-ADVISER. The Sub-Adviser shall act as investment sub-adviser to the Adviser with respect to the Portfolio. In this capacity, Sub-Adviser shall have the following responsibilities:

          (a) [to render investment management services to and manage the Portfolio in a manner consistent with the investment objectives and other information provided to Sub-Adviser by Adviser. Subject to any restrictions imposed by Adviser or the Board of Trustees of the Trust, Adviser grants Sub-Adviser full discretion as to all investment decisions regarding the Portfolio, including, but not limited to, authority to deal in all securities and intangible investment instruments of any kind ("Securities") and full authority to exercise all rights incidental to ownership of such Securities. To enable Sub-Adviser to exercise fully such discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Portfolio with full power and authority to sell and otherwise deal in securities contracts relating to the same for the Portfolio];

          (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

          (c) to furnish such statistical and analytical information and reports as may reasonably be required by the Adviser from time to time.

     2. OBLIGATIONS OF THE ADVISER. The Adviser shall have the following obligations under this Agreement:

          (a) to keep the Sub-Adviser continually and fully advised of the Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations;

          (b) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement;

          (c)  to  furnish  the  Sub-Adviser  with  any  further   materials  or
          information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement;

          (d) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in EXHIBIT B attached hereto; and

          [(e) to furnish the Sub-Adviser with copies of the Trust's Declaration of Trust and By-Laws and all amendments and supplements thereto, and the most recent prospectus and the related statement of additional information for the Portfolio (such prospectus and statement of additional information, as currently in effect, and all amendments and supplements thereto, are herein called the "Prospectus"). The Adviser or the Trust will furnish the Sub-Adviser with any amendments or supplements to the foregoing, including drafts of any revisions to the Prospectus for the Portfolio.]

     3. PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of the commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     4. MARKETING SUPPORT. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by London Pacific Life & Annuity Company and its affiliates which may invest in the Trust (collectively, the "Life Company") which relate to the Portfolio, as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five
(5) business days before such approval is needed by the Sub-Adviser.

     5.  SERVICE  MARK.  RSIM,  as the  owner of the  service  mark  "Robertson,
Stephens Diversified Growth", has sublicensed the Robertson, Stephens Diversified Growth Portfolio to include the words "Robertson, Stephens" and "Diversified Growth" as part of its corporate name, subject to revocation by [RSIM] in the event that the Portfolio ceases to engage RSIM or its affiliates as sub-adviser. The Portfolio will be required upon demand of RSIM to change its corporate name to delete the words "Robertson, Stephens" and "Diversified Growth" therefrom. This Agreement will thereupon automatically terminate and a new contract will, at such time, be submitted to a vote of the shareholders of the Portfolio.

     6. GOVERNING LAW. The Agreement shall be construed in accordance with and governed by the laws of the State of California.

     7. EXECUTION OF AGREEMENT. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to this Agreement.

     8. COMPLIANCE WITH LAWS. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, Bylaws and current registration statement applicable to the Portfolio, current copies of which shall be provided to the Sub-Adviser by Adviser, and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     9. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio. This Agreement may be terminated at any time by the Sub-Adviser by giving 60 days written notice of such termination to the Trust and the Adviser at their respective principal places of business.

     10. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

     11. TERM. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. AMENDMENTS. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

     13. INDEMNIFICATION. The Adviser shall indemnify and hold harmless the Sub-Adviser, its affiliates, and their respective officers, directors, principals, employees, members, agents and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of (i) any matter to which the Sub-Advisory Agreement relates, (ii) any breach by the Adviser, or its directors, officers, partners, employees or agents of any fiduciary duty owed to the Trust, (iii) any violation by the Adviser of any federal or state securities law or any other applicable law or regulation relating to its activities contemplated hereunder or (iv) the gross negligence, malfeasance or bad faith of the Adviser or any of its affiliates, directors, officers, partners, employees, members or agents. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons; provided that failure to provide such notice shall not affect Adviser's obligation under this paragraph unless the failure to notify materially precludes the defense of such claim. In the event that the Adviser, within 20 days of receiving such notice, fails to assume the defense of the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such action, on behalf of and for the account and risk of the Adviser.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage, or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the
Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of the last sentence of the previous paragraph.

[14. LIMITATION OF LIABILITY. (a) The Sub-Adviser will use its best efforts in performing its duties under this Agreement, and shall not be liable to the Trust or the Portfolio for any error of judgment including, but not limited to any error in judgment with respect to buying or selling securities on behalf of the Portfolio; for any mistake of law; for any act or omission by the Sub-Adviser, or for any losses sustained by the Trust, unless said error, mistake, act or omission by the Sub-Adviser is the result of willful misfeasance, bad faith or gross negligence in its performance under this Agreement or reckless disregard of its obligations under this Agreement. The Sub-Adviser shall not be liable for any change in applicable law, which by its terms takes effect on a retroactive basis, and which, as a result, causes the Sub-Adviser to have failed to comply with such law in the performance of its duties under this Agreement during any period which such law has been retroactively applied.

     (b) The Sub-Adviser shall have no responsibility for and shall incur no liability to the Trust, any shareholder of the Trust or the Adviser relating to
(1) the selection or establishment by the Trust of its investment objectives, fundamental policies and restrictions; (2) the Trust's registration or duty to register with any government or governmental agency, (3) the administration of any plans, trusts or accounts investing through the Trust or (4) the Trust's compliance with requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code, except where the failure to comply with the provisions of the 1940 Act or Sub-chapter M of the Internal Revenue Code arises out of or results from the Sub-Adviser's performance of or failure to perform its duties under this Agreement. The Sub-Adviser shall not be liable for any act or omission of the Adviser or any custodian, broker, agent or other party selected by the Adviser to provide services for the Trust or the Portfolio, except such as arise from the Sub-Adviser's performance of or failure to perform its duties under this Agreement or of the Sub-Adviser's fiduciary duty to the Adviser or to the Trust.

     15. SERVICES TO OTHER CLIENTS. The Adviser and the Trust acknowledge and understand that the Sub-Adviser engages in an investment advisory business apart from managing the Portfolio. This will create conflict of interest with the Portfolio over the Sub-Adviser's time devoted to managing the Portfolio and the allocation of investment opportunities among accounts (including the Portfolio) managed by the Sub-Adviser. The Sub-Adviser will attempt to resolve all such conflicts in a manner that is generally fair to all of its clients. The Adviser and the Trust confirm that the Sub-Adviser may give advice and take action with respect to any of its other clients that may differ from advice given or the timing or nature of action taken with respect to the Portfolio so long as it is the Sub-Adviser's policy, to the extent practicable, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to acquire any security for its or their own accounts or for the account of any other client if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in such security for the Portfolio.]

     [16]. DISPUTES. The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that in the event of any dispute arising between or among the parties or any of their affiliates arising out of, relating to or in connection with this Agreement, such dispute shall be resolved exclusively by arbitration to be conducted only in San Francisco, California in accordance with the rules of the Judicial Arbitration and Mediation Service ("JAMS"), applying the laws of California. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes, regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS, that the arbitration award shall not include factual findings or conclusions of law and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction.

     [17. DELIVERY OF BROCHURE. The Adviser and the Trust acknowledge that the Adviser and the Trust have received the Sub-Adviser's brochure required to be delivered under the Investment Advisers Act of 1940 (including the information in Part II of the Sub-Adviser's Form ADV). Upon written request, without charge, the Sub-Adviser agrees to deliver annually the Sub-Adviser's brochure required by the Advisers Act.

     18. NOTICES. Any notice under this Agreement shall be given in writing, addressed and delivered, telecopied with acknowledgment of receipt, or mailed postage prepaid, to the other parties hereto at the addresses set forth below:

         (a)      If to the Sub-Adviser:

                  Robertson, Stephens Investment Management, L.P.
                  555 California Street
                  San Francisco, CA 94104
                  Attention: Dana Welch, Esq.
                  Facsimile: (415) 676-2675

         (b)      If to the Adviser:

                  LPIMC Insurance Marketing Services
                  1755 Creekside Oaks Drive
                  Sacramento, CA 95833
                  Attention: Mr. Mark E. Prillaman

         (c)      If to the Trust:

                  LPT Variable Insurance Series Trust
                  1755 Creekside Oaks Drive
                  Sacramento, CA 95833
                  Attention: Mr. Mark E. Prillaman]

LPT  VARIABLE  INSURANCE  SERIES  TRUST

By:  _______________________________

Title: ______________________________

LPIMC  INSURANCE  MARKETING  SERVICES

By:  _______________________________

Title: ______________________________

ROBERTSON,  STEPHENS  &  COMPANY
INVESTMENT  MANAGEMENT,  L.P.

By:  ______________________________

Title: _____________________________

                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST

     The following Portfolio of LPT Variable Insurance Series Trust is subject to this Agreement:

                   Robertson  Stephens  Diversified  Growth  Portfolio


                                    EXHIBIT B

                       LPT VARIABLE INSURANCE SERIES TRUST

                            SUB-ADVISORY COMPENSATION

     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:

         Robertson  Stephens  Diversified  Growth  Portfolio

          .70% of first $10 million on an annualized basis of average daily net assets under management

          .65% of next $25 million on an annualized basis of average daily net assets under management

          .60% of next $165 million on an annualized basis of average daily net assets under management

          .55% on an annualized basis of average daily net assets under management over and above $200 million.


LPT  VARIABLE  INSURANCE  SERIES  TRUST

By:  _______________________________

Title:  ____________________________

LPIMC  INSURANCE  MARKETING  SERVICES

By:  _______________________________

Title:  ____________________________

ROBERTSON,  STEPHENS  &  COMPANY
INVESTMENT  MANAGEMENT,  L.P.

By:  ______________________________

Title:  ___________________________


A Copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.


                                     ANNEX B

                       LPT VARIABLE INSURANCE SERIES TRUST

                     FORM OF PROPOSED SUB-ADVISORY AGREEMENT

AGREEMENT dated as of _________, 1997, among [Berkeley Capital Management (BCM), a California corporation] (the "Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated January 9, 1996, as amended, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain sub-investment advisory services for the investment portfolio(s) of the Trust listed on Exhibit A hereto (the "Portfolio") of the Trust as more fully described below; and

WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. Services of Sub-Adviser. The Sub-Adviser shall act as investment sub-adviser to the Adviser with respect to the Portfolio. In this capacity, Sub-Adviser shall have the following responsibilities:

          (a)  to  furnish  continuous   investment   information,   advice  and
     recommendations to the Adviser as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

          (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations;

          (c) to furnish such statistical and analytical information and reports as may reasonably be required by the Adviser from time to time; and

          (d) to supervise and place orders for the purchase, sale, exchange and conversion of securities as directed by the appropriate officers of the Trust or of the Adviser.

     2. Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

          (a) to keep the Sub-Adviser continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of the Portfolio's assets and liabilities;

          (b) to keep the Sub-Adviser continually and fully advised of the Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations;

          (c) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement.

          (d)  to  furnish  the  Sub-Adviser  with  any  further   materials  or
     information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement; and

          (e) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in Exhibit B attached hereto.

     3. Portfolio Transactions. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of the commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     4. Marketing Support. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by London Pacific Life & Annuity Company and its affiliates which may invest in the Trust (collectively, the "Life Company"), as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser.

     5. Governing Law. The Agreement shall be construed in accordance with and governed by laws of the [Commonwealth of Massachusetts].

     6. Execution of Agreement. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to this Agreement.

     7. Compliance With Laws. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, Bylaws, and current registration statement applicable to the Portfolio and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal and state laws and regulations.

     8. Terminations. This Agreement shall terminate automatically upon the termination of the Advisory Agreement. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act)of the Portfolio. This Agreement may be terminated at any time by the Sub-Adviser by giving 60 days' written notice of such termination to the Trust and the Adviser at their respective principal places of business.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement).

     10. Term. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     11. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

     12. Indemnification. The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and directors and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which the Sub-Advisory Agreement relates. However, in no case (i) is the indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory Agreement or
(ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons.

     The Sub Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage, or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the
Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of this section.



                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST

     The following Portfolios of LPT Variable Insurance Series Trust are subject to this Agreement.

                      Berkeley U.S. Quality Bond Portfolio

                         Berkeley Money Market Portfolio




                                    EXHIBIT B

                       LPT VARIABLE INSURANCE SERIES TRUST

                            SUB-ADVISORY COMPENSATION

     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, payable monthly, at an annual rate of each Portfolio's average daily net assets, commencing on ________, 1997 as follows:

         Berkeley U.S. Quality Bond Portfolio

                  .30% of first $50 million
                  .275% of next $100 million
                  .25% of next $150 million
                  .20% of next $200 million
                  .175% of average daily net assets over and above $500 million

         Berkeley Money Market Portfolio

                  .20% of first $50 million
                  .175% of next $100 million
                  .15% of next $150 million
                  .10% of next $200 million
                  .075% of average daily net assets over and above $500 million

LPT VARIABLE INSURANCE SERIES TRUST

By:________________________________

Title:_____________________________

LPIMC INSURANCE MARKETING SERVICES

By: ______________________________

Title: ___________________________

BERKELEY CAPITAL MANAGEMENT

By: ______________________________

Title: ___________________________

A Copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.


                                    PROXY
                ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                                      OF
                      LPT VARIABLE INSURANCE SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                  OCTOBER 3, 1997


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Robertson Stephens Diversified Growth Portfolio of LPT Variable Insurance Series Trust ("Trust") hereby appoints _______________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 3, 1997 at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

To approve a proposed new Sub-Advisory Agreement among Robertson, Stephens & Company Investment Management, L.P., LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust for the Robertson Stephens Diversified Growth Portfolio.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           London Pacific Life & Annuity Company


                           ___________________________________________________
                           Name of Insurance Company


                           ___________________________________________________
                           Name and Title of Authorized Officer


                           ___________________________________________________
                           Signature of Authorized Officer


ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

LPLA SEPARATE ACCOUNT ONE

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________




ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON OCTOBER 3, 1997
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Robertson Stephens Diversified Growth Portfolio of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on October 3, 1997, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California and at any adjournment thereof, as indicated on page 2.


                           Dated:______________________________________, 1997


                           __________________________________________________
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON PAGE 2 OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE SHARES FOR WHICH IT
HAS NOT RECEIVED INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the  appropriate  box below.



FOR     AGAINST    ABSTAIN FROM
----  -----------  ------------

 [ ]          [ ]           [ ] To approve a proposed new Sub-Advisory Agreement
                                among Robertson, Stephens & Company Investment
                                Management, L.P., LPIMC Insurance Marketing
                                Services and LPT Variable Insurance Series
                                Trust for the Robertson Stephens Diversified
                                Growth Portfolio.



                            IMPORTANT: Please sign on page 1.




                                    PROXY
                    SALOMON U.S. QUALITY BOND PORTFOLIO
                                      OF
                      LPT VARIABLE INSURANCE SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                  OCTOBER 3, 1997


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Salomon U.S. Quality Bond Portfolio of LPT Variable Insurance Series Trust ("Trust") hereby appoints _________________________________________________, or
any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 3, 1997 at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

To approve a proposed new Sub-Advisory Agreement among Berkeley Capital Management, LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust for the Salomon U.S. Quality Bond Portfolio.

      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           London Pacific Life & Annuity Company


                           ___________________________________________________
                           Name of Insurance Company


                           ___________________________________________________
                           Name and Title of Authorized Officer


                           ___________________________________________________
                           Signature of Authorized Officer


SALOMON U.S. QUALITY BOND PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

LPLA SEPARATE ACCOUNT ONE

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________




SALOMON U.S. QUALITY BOND PORTFOLIO


              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON OCTOBER 3, 1997
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Salomon U.S. Quality Bond Portfolio of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on October 3, 1997, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California and at any adjournment thereof, as indicated on page 2.


                           Dated:______________________________________, 1997


                           __________________________________________________
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON PAGE 2 OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE SHARES FOR WHICH IT
HAS NOT RECEIVED INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the  appropriate  box below.



FOR     AGAINST    ABSTAIN FROM
----  -----------  ------------

 [ ]          [ ]           [ ] To approve a proposed new Sub-Advisory
                                Agreement among Berkeley Capital Management,
                                LPIMC Insurance Marketing Services and LPT
                                Variable Insurance Series Trust for the
                                Salomon U.S. Quality Bond Portfolio.

                            IMPORTANT: Please sign on page 1.




                                    PROXY
                       SALOMON MONEY MARKET PORTFOLIO
                                      OF
                      LPT VARIABLE INSURANCE SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                  OCTOBER 3, 1997


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Salomon Money Market Portfolio of LPT Variable Insurance Series Trust ("Trust") hereby appoints ___________________________________________________________, or
any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 3, 1997 at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

To approve a proposed new Sub-Advisory Agreement among Berkeley Capital Management, LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust for the Salomon Money Market Portfolio.

      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           London Pacific Life & Annuity Company


                           ___________________________________________________
                           Name of Insurance Company


                           ___________________________________________________
                           Name and Title of Authorized Officer


                           ___________________________________________________
                           Signature of Authorized Officer


SALOMON MONEY MARKET PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

LPLA SEPARATE ACCOUNT ONE

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________




SALOMON MONEY MARKET PORTFOLIO


              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON OCTOBER 3, 1997
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Salomon Money Market Portfolio of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on October 3, 1997, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California and at any adjournment thereof, as indicated on page 2.


                           Dated:______________________________________, 1997


                           __________________________________________________
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON PAGE 2 OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE SHARES FOR WHICH IT
HAS NOT RECEIVED INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the  appropriate  box below.



FOR     AGAINST    ABSTAIN FROM
----  -----------  ------------

 [ ]          [ ]           [ ] To approve a proposed new Sub-Advisory
                                Agreement among Berkeley Capital Management,
                                LPIMC Insurance Marketing Services and LPT
                                Variable Insurance Series Trust for the
                                Salomon Money Market Portfolio.



                           IMPORTANT: Please sign on page 1.